(logo)
American
    Express(R)
  Partners Funds

AXP(R) Partners
       Select
            Value
                 Fund

2002 SEMIANNUAL REPORT

AXP Partners Select Value Fund seeks to provide shareholders with long-term growth of capital.

 (logo)
AMERICAN
  EXPRESS(R)

Table of Contents

CONTENTS

From the Chairman                                                     2

Economic and Market Update                                            4

Fund Snapshot                                                         6

Questions & Answers
   with Portfolio Management                                          7

Investments in Securities                                            10

Financial Statements                                                 14

Notes to Financial Statements                                        17

Results of Meeting of Shareholders                                   25


From the Chairman

(photo of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

Dear Shareholders,

As we begin a new year, the proposed Bush economic stimulus package and potential conflicts around the globe are capturing headlines. While we don't know exactly what the future will bring for investors, we do know the past three years have been extremely difficult. Negative investment returns persisted in 2002 and the investing public also had their confidence in the integrity of corporations shaken. While the scandals appear to be largely behind us, the recent past offers lessons on investing and on governance, which I would like to discuss with you.

First, and importantly, we have learned that diversification is not just a concept but a key tactic investors can use to help preserve assets. Many investors have come to a new understanding of their own degree of risk tolerance after three years of down markets. We would encourage you to work closely with your financial advisor to build a diversified portfolio designed to match your current thoughts about risk and reward.

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2 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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From the Chairman

A second lesson of 2002 is that we must have enhanced oversight of corporations to ensure their financial statements are accurate, their officers act in the interest of shareholders and their directors are truly independent. The Sarbanes-Oxley Act passed by Congress in August, is already having an impact in these areas. We believe governance of the American Express(R) Funds is consistent with the standards imposed by Sarbanes-Oxley.

The American Express Funds Board is an independent body comprised of 10 members who are nominated by the independent directors. American Express Financial Corporation is represented by three board members, however, they do not play a role on the nominating committee. I am proud of our board members who come from across the United States and bring strong, diverse skills to the assignment of looking out for the interest of the Funds' shareholders. In 2002, we saw solid evidence of progress in several areas including, importantly, investment performance.

In addition, the Funds auditors, KPMG LLP, are independent of American Express Financial Corporation. KPMG serves the interest of shareholders by supporting the work of the Board and certifying unbiased financial reports.

Further, the Board has confidence in Ted Truscott, American Express Financial Corporation's Chief Investment Officer, and shares his enthusiasm in the management changes he has effected to improve the investment performance of all American Express funds. The focus of the Board and American Express Financial Corporation is simple; we strive for consistent, competitive investment performance.

All of the proposals in the proxy statement you received in September were approved at the shareholder meeting on Nov. 13, 2002, and most will be implemented in the coming weeks.

On behalf of the Board,

Arne H. Carlson

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3 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Economic and Market Update
                  FROM CIO WILLIAM F. "TED" TRUSCOTT

(photo of) William F. "Ted" Truscott
William F. "Ted" Truscott
Chief Investment Officer
American Express
Financial Corporation

Dear Shareholders,

In spite of a mostly positive fourth quarter*, 2002 proved to be an extraordinarily challenging year for investors, with the benchmark stock indices -- the Dow, the Nasdaq and the S&P 500 -- all registering percentage losses well into the double digits.

While there were technical factors that put a damper on market performance last year, most notably, P/E ratios that are surprisingly high after three years of a bear market, it was corporate governance issues that fostered a general atmosphere of mistrust. The collapse of several large, high profile companies due to outright fraud and malfeasance has been -- and ought to be -- outrageous to the investing public. The magnitude of this wrongdoing is still shocking months after the fact. When many economic factors should have been giving investors reason for optimism, the steady drip of news about these companies sapped overall confidence.

I believe there is ample evidence that conditions are not as bad as the markets seem to think. While corporate earnings have been weak, the economy grew at the respectable rate of about 3% last year, compared to 0.1% in 2001. A portion of the softness in earnings can be attributed to excess capacity added in the late `90s.

KEY POINTS

-- Stocks are continuing to get less expensive.

-- Credit "crunch" for business sector persists.

-- Those saving for long-term goals should maintain a significant allocation to equities.

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4 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Economic and Market Update

Interest rates are another bright spot. They are the lowest they have been in 40 years, which has added to consumer and business purchasing power. There's no better illustration of this than the housing market, which has remained vigorous. Finally, the business productivity gains we've seen since the mid-`90s are remarkable, making products and services less expensive. The macroeconomic picture, while not ideal, is certainly positive.

For these reasons, I'm cautiously optimistic about market prospects for 2003. Of course, there are still risks. Much of what happens this year will depend on external factors, such as whether or not more scandals arise and the implications of potential conflict in Iraq. In the short term, military action in Iraq would almost certainly produce an oil price spike; if that increase became severe enough for a significant period of time, it would create inflationary pressures that could endanger economic growth.

In addition to stocks, some bond categories offer opportunity. Though we believe U.S. Treasuries are currently overvalued, select corporate, high-yield and municipal issues may provide competitive returns this year. Speak to your financial advisor to learn more about different asset classes.

After three years of negative stock market returns, many individual investors are rebalancing portfolios with regard to risk and return. If you are repositioning, we would encourage moderate changes from stocks to bonds. The risk inherent in emotion-based repositioning is that you will go too far too fast. I encourage gradual movement across categories. Should interest rates move at all in 2003, it's likely that they'll go up, which will have a negative impact on most bonds. Continue to invest according to your individual timeframe and financial goals.

As always, thank you for investing with American Express Financial Advisors.

William F. Truscott

* Please see portfolio manager Q&A for fiscal period economic coverage.

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5 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Fund Snapshot
         AS OF NOV. 30, 2002

PORTFOLIO MANAGER

Gabelli Asset Management Company

Portfolio manager               Mario J. Gabelli, CFA
Tenure/since                                     3/02
Years in industry                                  35

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 3/8/02         B: 3/8/02         C: 3/8/02        Y: 3/8/02

Ticker symbols
A: AXVAX          B: AXVBX          C: --            Y: --

Total net assets                       $171.1 million

Number of holdings                  approximately 200

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND    GROWTH
X                          LARGE
X                          MEDIUM   SIZE
X                          SMALL

TOP FIVE SECTORS

Percentage of portfolio assets

Media                                                            16.6%
Utilities -- electric                                             7.2
Automotive & related                                              7.0
Food                                                              6.8
Energy                                                            5.8

TOP TEN HOLDINGS

Percentage of portfolio assets

Cablevision Systems NY Group Cl A                                 3.9%
Qwest Communications Intl                                         1.7
Duke Energy                                                       1.7
TRW                                                               1.6
Disney (Walt)                                                     1.6
Tribune                                                           1.6
Genuine Parts                                                     1.5
Vivendi Universal ADR                                             1.5
Procter & Gamble                                                  1.5
Honeywell Intl                                                    1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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6 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Questions & Answers
                  WITH PORTFOLIO MANAGEMENT

About the Fund

The Fund is a multi-cap value fund that invests in small-, mid-, and large-cap stocks, with an emphasis on mid-caps. This strategy provides investors with greater diversification among companies with varying market capitalizations.

From Gabelli Asset Management Company

Gabelli Asset Management Company, a well-known asset management and financial services company recognized for its intense research driven culture, subadvises the Fund.

Q:   How did the Fund perform for the  six-month period ended Nov. 30, 2002?

A: The Fund's Class A shares returned -3.59% for the period, excluding sales charges, significantly outperforming its comparative indices. The Lipper Multi-Cap Value Funds Index returned -14.30%, and the Russell 3000(R) Value Index returned -12.78% for the same time period.

Q:   What factors most significantly impacted performance for the period?

A: The period was characterized by ongoing economic uncertainty, a crisis in confidence in the integrity of corporate America and the increasing probability of military action against Iraq. These factors weighed heavily on the stock market. Near-panic selling in July pushed market indices to multi-year lows. A brief rally in August gave way to another wave of selling in September.

(bar graph)

                   PERFORMANCE COMPARISON
        For the six-month period ended Nov. 30, 2002
0%
         (bar 1)
-3%      -3.59%

-6%

-9%
                  (bar 2)
-12%              -12.78%  (bar 3)
                           -14.30%
-15%

(bar 1) AXP Partners Select Value Fund Class A (excluding sales charge)

(bar 2) Russell 3000(R) Value Index(1)

(bar 3) The Lipper Multi-Cap Value Funds Index(2)

(1) Russell 3000(R) Value Index, an unmanaged index, measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

(2) The Lipper Multi-Cap Value Funds Index, published by Lipper Inc, includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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7 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Questions & Answers

(begin callout quote)> We expect the overall market to improve, partly due to "silver bullets" proposed by the government to increase consumption and savings. (end callout quote)

     The best recent performers have included telecom stocks (AT&T, Sprint, Broadwing, Western Wireless), broadcasters (Young Broadcasting, Paxson Communications, Sinclair Broadcast Group), and industrial stocks (Dana Corp., Ford, Precision Castparts, Sealed Air). Telecom stocks rebounded from depressed levels. Past problems with the sector included a sympathy reaction with the Internet bubble, excess supply and a cyclical downturn; leveraged balance sheets caused liquidity concerns; the capital intensive nature of the business was problematic; and the problems of WorldCom, Qwest and Global Crossing affected even the best companies in the industry. We now have an industry in transition.

TOTAL RETURNS

as of Nov. 30, 2002
                          Class A               Class B                   Class C                     Class Y
(Inception dates)        (3/8/02)              (3/8/02)                  (3/8/02)                    (3/8/02)
                     NAV(1)   POP(2)     NAV(1)     After CDSC(3)   NAV(1)     After CDSC(4)    NAV(5)     POP(5)
6 months*            -3.59%    -9.14%    -3.80%         -8.61%      -3.80%        -4.76%        -3.59%     -3.59%
1 year                 N/A       N/A       N/A            N/A         N/A           N/A           N/A        N/A
5 years                N/A       N/A       N/A            N/A         N/A           N/A           N/A        N/A
10 years               N/A       N/A       N/A            N/A         N/A           N/A           N/A        N/A
Since inception*     -5.85%   -11.26%    -6.24%        -10.93%      -6.24%        -7.18%        -5.85%     -5.85%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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8 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Questions & Answers

     We believe many of these companies have strong franchises and customer relationships that give the businesses high intrinsic value. Many companies have improving balance sheets, as they use free cash flow to deliver results. Deregulation should allow for consolidation in the industry, and finally, voice and data will migrate into wireless networks.

Q:   What changes did you make to the portfolio, and why?

A: For the six-month period ended Nov. 30, purchases included industrial companies Honeywell, Dana, and Modine Manufacturing, media stock Disney and newspaper company Tribune. We also invested in several utilities such as DQE and Duke Power. The potential for a scaling back of the double taxation of dividends as well as the possibility of further industry consolidation make these stocks attractive in our opinion.

     Relative to the Standard & Poor's 500 (S&P 500) Index, the portfolio is overweighted in industrial, consumer discretionary, consumer staples, and telecommunication stocks. It is underweighted in healthcare, financials, and information technology.

Q:   How are you positioning the portfolio for the near term?

A: We are positioned to take advantage of an economic rebound. Specifically, the portfolio should be the beneficiary of several expected developments. We expect merger and acquisition activity to pick up in 2003. With Republicans in charge of the House and Senate, we expect several changes on the regulatory front, which will help holdings in telecommunications, utilities, and media. For example, increased cross-ownership of newspapers by television broadcasters appears likely, and would bring about many proposed transactions. The utility sector has been beaten down and there are many bargains in the sector. In addition, dividends for many of these companies are rising.

Q:   What is your outlook for this asset class?

A: We expect the overall market to improve, partly due to "silver bullets" proposed by the government to increase consumption and savings. These may include a tax cut for individuals, a break on Social Security tax, an investment tax credit for businesses, a scaling back of the double taxation of dividends, and some sort of stimulation package for small businesses.

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9 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Investments in Securities

AXP Partners Select Value Fund
Nov. 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (87.9%)
Issuer                                           Shares              Value(a)

Aerospace & defense (1.3%)
Curtiss-Wright Cl B                              20,000            $1,202,000
Lockheed Martin                                   6,000               313,200
Precision Castparts                              15,000               368,700
Sequa Cl B                                        7,000(b)            373,800
Total                                                               2,257,700

Automotive & related (7.2%)
BorgWarner                                       25,000             1,288,000
DaimlerChrysler                                   6,000(c)            218,280
Dana                                            120,000             1,620,000
Ford Motor                                        3,500                39,830
GenCorp                                          60,000               486,000
General Motors                                   15,000               595,500
Genuine Parts                                    85,000             2,702,150
Navistar Intl                                    30,000(b)            925,800
Oshkosh Truck                                    17,000             1,054,000
Raytech                                           3,100(b)             23,870
SPS Technologies                                 23,000(b)            595,700
TRW                                              54,000             2,791,260
Total                                                              12,340,390

Banks and savings & loans (1.7%)
Deutsche Bank                                    20,000(c)          1,007,000
FleetBoston Financial                            25,000               678,250
Northern Trust                                    8,000               310,000
PNC Financial Services Group                     20,000               844,000
SunTrust Banks                                      500                29,330
Total                                                               2,868,580

Beverages & tobacco (4.7%)
Allied Domecq ADR                                12,000(c)            293,400
Anheuser-Busch                                   18,000               884,160
Brown-Forman Cl A                                20,000             1,350,600
Coca-Cola                                        41,000             1,871,240
Coors (Adolph) Cl B                               6,000               389,160
Diageo ADR                                       33,000(c)          1,380,390
Fortune Brands                                    9,000               438,930
PepsiAmericas                                    13,000               197,990
PepsiCo                                          12,000               509,760
Philip Morris                                    19,000               716,680
Total                                                               8,032,310

Building materials & construction (0.1%)
Watts Inds Cl A                                  15,000               236,700

Chemicals (2.1%)
Albemarle                                        15,000               467,250
Chemed                                           26,000               956,800
Cytec Inds                                       22,000(b)            588,060
Ferro                                             3,000                71,430
Great Lakes Chemical                             25,000               627,500
Hercules                                         80,000(b)            753,600
Republic Services                                 6,000(b)            129,000
Total                                                               3,593,640

Communications equipment & services (1.4%)
AT&T Wireless Services                           90,000(b)            679,500
Deutsche Telekom ADR                              8,000(c)             97,680
mmO2 ADR                                         24,500(b,c)          193,550
Verizon Communications                           34,000             1,423,920
Total                                                               2,394,650

Computers & office equipment (1.1%)
Electronic Data Systems                          40,000               741,600
Gemstar-TV Guide Intl                           300,000(b)          1,122,000
Total                                                               1,863,600

Electronics (1.3%)
MagneTek                                          4,000(b)             23,240
Texas Instruments                                92,000             1,850,120
Thomas & Betts                                   20,000(b)            374,000
Total                                                               2,247,360

Energy (6.0%)
BP ADR                                           14,000(c)            548,940
Burlington Resources                             18,000               758,160
ConocoPhillips                                   42,126             2,014,044
Devon Energy                                     20,000               915,800
Exxon Mobil                                      63,000             2,192,400
Kerr-McGee                                       29,000             1,312,250
NUI                                              11,000               165,660
Rayovac                                           2,000(b)             29,200
Royal Dutch Petroleum ADR                        52,000(c)          2,264,600
Total                                                              10,201,054

See accompanying notes to investments in securities.

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10 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT
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Common stocks (continued)
Issuer                                           Shares              Value(a)

Financial services (1.3%)
BKF Capital Group                                 5,000(b)            $94,850
CIT Group                                        10,000               218,500
Merrill Lynch                                    38,000             1,653,000
Schwab (Charles)                                 12,000               138,480
T. Rowe Price Group                               5,000               151,850
Total                                                               2,256,680

Food (7.0%)
Archer-Daniels-Midland                          100,000             1,333,000
Campbell Soup                                    80,000             1,932,000
Corn Products Intl                               35,000             1,038,450
Del Monte Foods                                 120,000(b)          1,068,000
Dole Food                                        25,000               737,750
Flowers Foods                                    15,000               361,050
Heinz (HJ)                                       57,000             1,984,740
Hershey Foods                                    25,000             1,609,750
Kellogg                                           3,000               100,110
Sensient Technologies                            10,000               245,700
Wrigley (Wm) Jr                                  30,000             1,613,700
Total                                                              12,024,250

Health care (2.8%)
Abbott Laboratories                              12,000               525,360
Bristol-Myers Squibb                             45,000             1,192,500
IVAX                                             30,000(b)            405,300
Merck & Co                                       31,000             1,841,710
Pfizer                                            2,000                63,080
Pharmacia                                        10,000               423,000
Wyeth                                            10,000               384,300
Total                                                               4,835,250

Household products (2.2%)
Church & Dwight                                  10,000               301,200
Energizer Holdings                                4,000(b)            118,440
Gillette                                         20,000               606,400
Procter & Gamble                                 31,000             2,604,000
Sola Intl                                         4,000(b)             46,800
Weider Nutrition Intl                            28,900                50,864
Total                                                               3,727,704

Industrial equipment & services (2.5%)
AMETEK                                           10,000               371,700
Clarcor                                          15,000               493,500
Cooper Inds Cl A                                 15,000               570,300
Deere & Co                                       12,000               613,800
Flowserve                                        35,000(b)            532,700
Modine Mfg                                       60,000             1,142,400
SL Inds                                           3,000(b)             16,950
Thermo Electron                                  30,000(b)            587,700
Total                                                               4,329,050

Insurance (1.7%)
Alleghany                                         6,500             1,202,500
American Intl Group                               5,000               325,750
Argonaut Group                                   15,600               257,868
Liberty                                           5,000               199,950
Phoenix Companies                                49,000               404,250
Unitrin                                          15,000               462,750
Total                                                               2,853,068

Leisure time & entertainment (3.9%)
AOL Time Warner                                 140,000(b)          2,291,800
Dover Downs
   Gaming & Entertainment                        20,000               208,200
Dover Motorsports                                10,500                39,900
Gaylord Entertainment                            25,000(b)            497,500
Hilton Group                                    400,000(c)          1,146,771
Magna Entertainment Cl A                         25,000(b,c)          162,250
Metro-Goldwyn-Mayer                             106,000(b)          1,510,500
Six Flags                                        70,000(b)            506,100
Viacom Cl A                                       7,000(b)            329,000
Total                                                               6,692,021

Media (17.1%)
Beasley Broadcast Group Cl A                     40,000(b)            469,600
Cablevision Systems
   NY Group Cl A                                409,999(b)          6,933,082
Comcast Cl A                                     29,115(b)            684,203
Disney (Walt)                                   140,000             2,774,800
Emmis Communications Cl A                        14,000(b)            320,880
Fisher Communications                            10,000               535,100
Fox Entertainment Group Cl A                     45,000(b)          1,199,700
Granite Broadcasting                             69,600(b)            153,120
Gray Television                                 100,000             1,012,000
Grupo Televisa ADR                               34,000(b,c)        1,000,620
Journal Register                                 25,000(b)            473,750
Knight-Ridder                                    27,000             1,693,170
Liberty Media Cl A                              200,000(b)          2,112,000
McGraw-Hill Companies                             7,000               415,030
Media General Cl A                               18,000             1,055,340
New York Times Cl A                               4,000               192,160
News Corp ADR                                    10,000(c)            238,100
Paxson Communications Cl A                       45,000(b)            145,350
PRIMEDIA                                         80,000(b)            272,000
Pulitzer                                         23,000             1,011,080

See accompanying notes to investments in securities.

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11 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                           Shares              Value(a)

Media (cont.)
Reader's Digest Assn Cl B                         5,000              $103,450
Salem Communications Cl A                         5,000(b)            136,800
Scripps (EW) Cl A                                17,000             1,347,760
Sinclair Broadcast Group Cl A                    26,500(b)            367,555
Sony ADR                                         22,000(c)            975,700
Thomas Nelson                                    20,000               164,000
Tribune                                          60,000             2,748,000
USA Interactive                                   6,000(b)            166,980
Young Broadcasting Cl A                          30,000(b)            440,700
Total                                                              29,142,030

Miscellaneous (0.4%)
Middlesex Water                                  10,000               223,490
Rollins                                           9,700               226,301
SJW                                               3,500               276,115
Total                                                                 725,906

Multi-industry conglomerates (4.3%)
Acuitiy Brands                                   15,000               203,700
Cendant                                          20,000(b)            251,600
Crane                                            30,000               617,100
Eastman Kodak                                     8,000               295,360
Honeywell Intl                                  100,000             2,587,000
ITT Inds                                          2,000               120,560
Park-Ohio Holdings                                5,300(b)             21,995
Tyco Intl                                        30,000(c)            535,200
Vivendi Universal ADR                           165,000(c)          2,673,000
Total                                                               7,305,515

Paper & packaging (0.5%)
Greif Bros Cl A                                  13,500               346,950
Sealed Air                                       15,000(b)            567,150
Total                                                                 914,100

Real estate investment trust (0.3%)
Starwood Hotels & Resorts
   Worldwide                                     20,000               506,600

Restaurants & lodging (0.3%)
Hilton Hotels                                    40,000               547,600

Retail (0.8%)
Albertson's                                       4,000               326,760
AutoNation                                        8,900(b)            109,826
Neiman Marcus Group Cl A                         10,000(b)            312,300
Safeway                                          27,000(b)            642,060
Total                                                               1,390,946

Textiles & apparel (1.2%)
Gucci Group                                      23,000(c)          2,072,300

Transportation (0.4%)
GATX                                             31,000               748,030

Utilities -- electric (7.5%)
Alleghany Energy                                122,000               840,580
Aquila                                          160,000               323,200
CH Energy Group                                  10,000               480,000
CMS Energy                                       50,000               497,500
DPL                                              20,000               302,200
DQE                                             114,100             1,677,270
Duke Energy                                     150,000             2,961,000
Edison Intl                                      20,000(b)            221,800
El Paso Electric                                 31,500(b)            322,875
Great Plains Energy                              20,000               449,800
Mirant                                           40,000(b)             84,000
Northeast Utilities                              60,000               862,200
PG&E                                             45,000(b)            621,450
TECO Energy                                      42,000               619,080
TXU                                              10,000               154,200
Westar Energy                                   100,000             1,153,000
Xcel Energy                                      95,000             1,020,300
Total                                                              12,590,455

Utilities -- gas (1.2%)
El Paso                                          90,000               766,800
NiSource                                          5,000                97,450
ONEOK                                            40,000               757,600
Southwest Gas                                    15,000               333,000
Vectren                                           6,000               136,620
Total                                                               2,091,470

Utilities -- telephone (5.6%)
AT&T                                             38,000             1,065,520
BellSouth                                        35,000               973,000
BroadWing                                        60,000(b)            242,400
BT Group ADR                                     16,000(c)            526,400
CenturyTel                                        6,000               185,280
Citizens Communications                          30,000(b)            295,800
Commonwealth
   Telephone Enterprises Cl B                     3,000(b)            114,000
Nextel Communications Cl A                       10,000(b)            137,000
Qwest Communications Intl                       620,000(b)          3,000,800
SBC Communications                               20,000               570,000
Sprint (FON Group)                               60,000               874,800
Sprint (PCS Group)                               30,000(b)            172,800

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Issuer                                           Shares              Value(a)

Utilities -- telephone (cont.)
Telephone & Data Systems                         16,000              $876,800
United States Cellular                           10,000(b)            295,000
Western Wireless Cl A                            25,000(b)            165,750
Total                                                               9,495,350

Total common stocks
(Cost: $146,476,471)                                             $150,284,309

Other (--%)
Issuer                                           Shares              Value(a)

Liberty Media
   Rights Cl A                                    6,400(b)            $29,440

Total other
(Cost: $--)                                                           $29,440

Short-term securities (15.0%)
Issuer                  Annualized              Amount               Value(a)
                       yield on date          payable at
                        of purchase            maturity

Commercial paper
ABN Amro North America Finance
    01-07-03               1.35%             $5,000,000            $4,992,688
ANZ (Delaware)
    12-11-02               1.53               7,500,000             7,496,175
General Electric Capital
    12-02-02               1.36               8,200,000             8,199,071
Societe Generale North America
    02-12-03               1.34               5,000,000             4,983,958

Total short-term securities
(Cost: $25,674,977)                                               $25,671,892

Total investments in securities
(Cost: $172,151,448)(d)                                          $175,985,641

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2002, the value of foreign securities represented 9.0% of net assets.

(d) At Nov. 30, 2002, the cost of securities for federal income tax purposes was approximately $172,151,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $10,493,000
     Unrealized depreciation                                       (6,658,000)
                                                                   ----------
     Net unrealized appreciation                                  $ 3,835,000
                                                                  -----------

--------------------------------------------------------------------------------
13 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Partners Select Value Fund

Nov. 30, 2002 (Unaudited) Assets
Investments in securities, at value (Note 1)*
    (identified cost $172,151,448)                                                               $175,985,641
Cash in bank on demand deposit                                                                         69,505
Expense reimbursement receivable from AEFC                                                              6,185
Capital shares receivable                                                                             342,016
Dividends and accrued interest receivable                                                             262,003
Receivable for investment securities sold                                                             371,676
U.S. government securities held as collateral (Note 5)                                              2,428,640
                                                                                                    ---------
Total assets                                                                                      179,465,666
                                                                                                  -----------
Liabilities
Capital shares payable                                                                                 46,514
Payable for investment securities purchased                                                         4,001,521
Payable upon return of securities loaned (Note 5)                                                   4,288,040
Accrued investment management services fee                                                              7,273
Accrued distribution fee                                                                                5,086
Accrued transfer agency fee                                                                             2,878
Accrued administrative services fee                                                                       559
Other accrued expenses                                                                                 60,287
                                                                                                       ------
Total liabilities                                                                                   8,412,158
                                                                                                    ---------
Net assets applicable to outstanding capital stock                                               $171,053,508
                                                                                                 ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                         $    354,899
Additional paid-in capital                                                                        167,841,635
Undistributed net investment income                                                                   105,187
Accumulated net realized gain (loss)                                                               (1,082,371)
Unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                              3,834,158
                                                                                                    ---------
Total -- representing net assets applicable to outstanding capital stock                         $171,053,508
                                                                                                 ============
Net assets applicable to outstanding shares:                 Class A                             $103,740,397
                                                             Class B                             $ 63,763,943
                                                             Class C                             $  3,523,605
                                                             Class Y                             $     25,563
Net asset value per share of outstanding capital stock:      Class A shares       21,482,908     $       4.83
                                                             Class B shares       13,268,484     $       4.81
                                                             Class C shares          733,216     $       4.81
                                                             Class Y shares            5,288     $       4.83
                                                                                       -----     ------------
* Including securities on loan, at value (Note 5)                                                $  4,097,293
                                                                                                 ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Statement of operations
AXP Partners Select Value Fund

Six months ended Nov. 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                             $   892,214
Interest                                                                                  207,022
    Less foreign taxes withheld                                                            (8,027)
                                                                                           ------
Total income                                                                            1,091,209
                                                                                        ---------
Expenses (Note 2):
Investment management services fee                                                        449,742
Distribution fee
    Class A                                                                                84,531
    Class B                                                                               213,667
    Class C                                                                                12,155
Transfer agency fee                                                                       168,651
Incremental transfer agency fee
    Class A                                                                                10,824
    Class B                                                                                12,378
    Class C                                                                                   953
Service fee -- Class Y                                                                          9
Administrative services fees and expenses                                                  33,888
Compensation of board members                                                               1,608
Custodian fees                                                                             32,592
Printing and postage                                                                       33,926
Registration fees                                                                          79,589
Audit fees                                                                                  7,250
Other                                                                                      11,970
                                                                                           ------
Total expenses                                                                          1,153,733
    Expenses waived/reimbursed by AEFC (Note 2)                                          (136,072)
                                                                                         --------
                                                                                        1,017,661
    Earnings credits on cash balances (Note 2)                                               (357)
                                                                                             ----
Total net expenses                                                                      1,017,304
                                                                                        ---------
Investment income (loss) -- net                                                            73,905
                                                                                           ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                     (1,181,669)
    Foreign currency transactions                                                            (346)
                                                                                             ----
Net realized gain (loss) on investments                                                (1,182,015)
Net change in unrealized appreciation (depreciation) on investments
    and on translation of assets and liabilities in foreign currencies                  4,998,515
                                                                                        ---------
Net gain (loss) on investments and foreign currencies                                   3,816,500
                                                                                        ---------
Net increase (decrease) in net assets resulting from operations                       $ 3,890,405
                                                                                      ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Partners Select Value Fund
                                                                                  Nov. 30, 2002      For the period from
                                                                                Six months ended      March 8, 2002* to
                                                                                   (Unaudited)          May 31, 2002
(Unaudited) May 31, 2002
Operations
Investment income (loss) -- net                                                  $     73,905           $    (5,049)
Net realized gain (loss) on investments                                            (1,182,015)               99,921
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies             4,998,515            (1,214,848)
                                                                                    ---------            ----------
Net increase (decrease) in net assets resulting from operations                     3,890,405            (1,119,976)
                                                                                    ---------            ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                       71,117,096            38,776,040
     Class B shares                                                                43,194,888            25,331,626
     Class C shares                                                                 2,033,469             1,692,162
     Class Y shares                                                                    15,000                    --
Payments for redemptions
     Class A shares                                                                (9,772,509)             (379,858)
     Class B shares (Note 2)                                                       (5,407,378)             (129,805)
     Class C shares (Note 2)                                                         (229,703)               (8,624)
                                                                                     --------                ------
Increase (decrease) in net assets from capital share transactions                 100,950,863            65,281,541
                                                                                  -----------            ----------
Total increase (decrease) in net assets                                           104,841,268            64,161,565
Net assets at beginning of period (Note 1)                                         66,212,240             2,050,675**
                                                                                   ----------             ---------
Net assets at end of period                                                      $171,053,508           $66,212,240
                                                                                 ============           ===========
Undistributed net investment income                                              $    105,187           $    31,282
                                                                                 ------------           -----------

 *   When shares became publicly available.

** Initial capital of $2,000,000 was contributed on March 1, 2002. The Fund had an increase in net assets resulting from operations of $50,675 during the period from March 1, 2002 to March 8, 2002 (when shares became publicly available).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Partners Select Value Fund

(Unaudited as to Nov. 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Partners Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Partners Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Security Dealers. On March 1, 2002, American Express Financial Corporation (AEFC) invested $2,000,000 in the Fund which represented 394,000 shares for Class A, 2,000 shares for Class B, Class C and Class Y, respectively, which represented the initial capital for each class at $5.00 per share. Shares of the Fund were first offered to the public on March 8, 2002.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.78% to 0.65% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Multi-Cap Value Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $9,795 for the six months ended Nov. 30, 2002. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
19 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

AEFC has an Investment Subadvisory Agreement with GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o    Class A $19.00

o    Class B $20.00

o    Class C $19.50

o    Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $515,209 for Class A, $19,013 for Class B and $480 for Class C for the six months ended Nov. 30, 2002.

For the six months ended Nov. 30, 2002, AEFC and American Express Financial Advisors Inc. waived certain fees and expenses to 1.50% for Class A, 2.26% for Class B, 2.26% for Class C and 1.32% for Class Y. In addition, AEFC and American Express Financial Advisors Inc. have agreed to waive certain fees and to absorb certain expenses until May 31, 2003. Under this agreement, total expenses will not exceed 1.50% for Class A, 2.26% for Class B, 2.26% for Class C and 1.32% for Class Y of the Fund's average daily net assets.

During the six months ended Nov. 30, 2002, the Fund's custodian and transfer agency fees were reduced by $357 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $126,724,732 and $15,786,722, respectively, for the six months ended Nov. 30, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with the subadviser were $259,805 for the six months ended Nov. 30, 2002.

--------------------------------------------------------------------------------
20 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                             Six months ended Nov. 30, 2002
                                        Class A      Class B    Class C  Class Y
Sold                                 15,717,178    9,537,488    451,055   3,288
Issued for reinvested distributions          --           --         --      --
Redeemed                             (2,171,456)  (1,223,414)   (51,493)     --
                                     ----------   ----------    -------   -----
Net increase (decrease)              13,545,722    8,314,074    399,562   3,288
                                     ----------    ---------    -------   -----

                                             March 8, 2002* to May 31, 2002
                                        Class A      Class B    Class C  Class Y
Sold                                  7,618,181    4,978,042    333,348      --
Issued for reinvested distributions          --           --         --      --
Redeemed                                (74,995)     (25,632)    (1,694)     --
                                        -------      -------     ------    ----
Net increase (decrease)               7,543,186    4,952,410    331,654      --
                                      ---------    ---------    -------    ----

* When shares became publicly available.

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2002, securities valued at $4,097,293 were on loan to brokers. For collateral, the Fund received $1,859,400 in cash and U.S. government securities valued at $2,428,640. Income from securities lending amounted to $250 for the six months ended Nov. 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the six months ended Nov. 30, 2002.

--------------------------------------------------------------------------------
21 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                               2002(j)      2002(b)
Net asset value, beginning of period                      $5.01        $5.13
Income from investment operations:
Net investment income (loss)                                 --           --
Net gains (losses) (both realized and unrealized)          (.18)        (.12)
Total from investment operations                           (.18)        (.12)
Net asset value, end of period                            $4.83        $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                    $104          $40
Ratio of expenses to average daily net assets(c),(e)      1.50%(d)     1.48%(d)
Ratio of net investment income (loss)
  to average daily net assets                              .44%(d)      .22%(d)
Portfolio turnover rate (excluding
  short-term securities)                                    17%           7%
Total return(i)                                          (3.59%)(k)   (2.34%)(k)

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                               2002(j)      2002(b)
Net asset value, beginning of period                      $5.00        $5.13
Income from investment operations:
Net investment income (loss)                               (.01)        (.01)
Net gains (losses) (both realized and unrealized)          (.18)        (.12)
Total from investment operations                           (.19)        (.13)
Net asset value, end of period                            $4.81        $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                     $64          $25
Ratio of expenses to average daily net assets(c),(f)      2.26%(d)     2.26%(d)
Ratio of net investment income (loss)
  to average daily net assets                             (.33%)(d)    (.54%)(d)
Portfolio turnover rate (excluding
  short-term securities)                                    17%           7%
Total return(i)                                          (3.80%)(k)   (2.53%)(k)

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
22 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2002(j)           2002(b)
Net asset value, beginning of period                                               $5.00             $5.13
Income from investment operations:
Net investment income (loss)                                                        (.01)             (.01)
Net gains (losses) (both realized and unrealized)                                   (.18)             (.12)
Total from investment operations                                                    (.19)             (.13)
Net asset value, end of period                                                     $4.81             $5.00

Ratios/supplemental data
Net assets, end of period (in millions)                                               $4                $2
Ratio of expenses to average daily net assets(c),(g)                               2.26%(d)          2.26%(d)
Ratio of net investment income (loss) to average daily net assets                  (.34%)(d)         (.49%)(d)
Portfolio turnover rate (excluding short-term securities)                            17%                7%
Total return(i)                                                                   (3.80%)(k)        (2.53%)(k)

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                        2002(j)           2002(b)
Net asset value, beginning of period                                               $5.01             $5.13
Income from investment operations:
Net investment income (loss)                                                         .01                --
Net gains (losses) (both realized and unrealized)                                   (.19)             (.12)
Total from investment operations                                                    (.18)             (.12)
Net asset value, end of period                                                     $4.83             $5.01

Ratios/supplemental data
Net assets, end of period (in millions)                                              $--               $--
Ratio of expenses to average daily net assets(c),(h)                               1.32%(d)          1.17%(d)
Ratio of net investment income (loss) to average daily net assets                   .65%(d)           .22%(d)
Portfolio turnover rate (excluding short-term securities)                            17%                7%
Total return(i)                                                                   (3.59%)(k)        (2.34%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from March 8, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.73% and 3.06% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.51% and 3.82% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.53% and 3.82% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.57% and 2.88% for the periods ended Nov. 30, 2002 and May 31, 2002, respectively.

(i)  Total return does not reflect payment of a sales charge.

(j)  Six months ended Nov. 30, 2002 (Unaudited).

(k)  Not annualized.

--------------------------------------------------------------------------------
24 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Results of Meeting of Shareholders

AXP PARTNERS SELECT VALUE FUND

REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002

(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1

To elect the thirteen nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Arne H. Carlson           204,322,898.585                7,582,605.382
Philip J. Carroll, Jr.    204,772,753.925                7,132,750.042
Livio D. DeSimone         204,634,973.666                7,270,530.301
Barbara H. Fraser         204,925,569.353                6,979,934.614
Ira D. Hall               204,776,161.304                7,129,342.663
Heinz F. Hutter           204,320,490.026                7,585,013.941
Anne P. Jones             204,745,093.805                7,160,410.162
Stephen R. Lewis, Jr.     205,017,833.790                6,887,670.177
Alan G. Quasha            204,838,314.840                7,067,189.127
Stephen W. Roszell        204,983,236.203                6,922,267.764
Alan K. Simpson           203,946,798.956                7,958,705.011
Alison Taunton-Rigby      204,852,076.134                7,053,427.833
William F. Truscott       204,906,038.798                6,999,465.169

--------------------------------------------------------------------------------
25 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

Proposal 2

To Amend the Articles of Incorporation/Declaration of Trust*:

2(a). To allow one vote/dollar instead of one vote/share.

    Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      165,340,831.534       16,774,179.523     5,873,497.910    23,916,995.000

Proposal 4

To approve changes to the Investment Management Services Agreement:

4(b). To modify the performance incentive adjustment calculation.

    Shares Voted "For"  Shares Voted "Against"  Abstentions    Broker Non-Votes
      15,719,783.611         1,684,644.884      779,387.675      1,266,244.000

* Denotes Registrant-wide proposals and voting results.

--------------------------------------------------------------------------------
26 -- AXP PARTNERS SELECT VALUE FUND -- 2002 SEMIANNUAL REPORT

American Express(R) Funds

Growth Funds
AXP(R) Emerging Markets Fund
AXP Equity Select Fund
AXP Focused Growth Fund
AXP Global Growth Fund
AXP Growth Fund
AXP Growth Dimensions Fund
AXP New Dimensions Fund(R)
AXP Partners International Aggressive Growth Fund
AXP Partners Small Cap Growth Fund
AXP Strategy Aggressive Fund

Blend Funds
AXP Blue Chip Advantage Fund
AXP Discovery Fund*
AXP European Equity Fund
AXP Global Balanced Fund
AXP International Fund
AXP Large Cap Equity Fund
AXP Managed Allocation Fund
AXP Mid Cap Index Fund
AXP Partners International Core Fund
AXP Partners International Small Cap Fund
AXP Partners Small Cap Core Fund
AXP Research Opportunities Fund
AXP S&P 500 Index Fund
AXP Small Cap Advantage Fund
AXP Small Company Index Fund
AXP Stock Fund

Value Funds
AXP Diversified Equity Income Fund
AXP Equity Value Fund
AXP Large Cap Value Fund
AXP Mid Cap Value Fund
AXP Mutual
AXP Partners Fundamental Value Fund
AXP Partners International Select Value Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund
AXP Progressive Fund*

Income/Tax-Exempt Income Funds
AXP Bond Fund
AXP Cash Management Fund**
AXP Extra Income Fund
AXP Federal Income Fund
AXP Global Bond Fund
AXP High Yield Tax-Exempt Fund
AXP Insured Tax-Exempt Fund
AXP Intermediate Tax-Exempt Fund
AXP Selective Fund
AXP State Tax-Exempt Funds
AXP Tax-Exempt Bond Fund
AXP Tax-Free Money Fund**
AXP U.S. Government Mortgage Fund

Sector Funds
AXP Global Technology Fund
AXP Precious Metals Fund
AXP Utilities Fund

These funds are also listed in the categories above.

AXP(R) Partners Funds
AXP Partners Fundamental Value Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund
AXP Partners Select Value Fund
AXP Partners Small Cap Core Fund
AXP Partners Small Cap Growth Fund
AXP Partners Small Cap Value Fund
AXP Partners Value Fund

International Funds
AXP Emerging Markets Fund
AXP European Equity Fund
AXP Global Balanced Fund
AXP Global Bond Fund
AXP Global Growth Fund
AXP International Fund
AXP Partners International Aggressive Growth Fund
AXP Partners International Core Fund
AXP Partners International Select Value Fund
AXP Partners International Small Cap Fund

 *   Closed to new investors.

** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more complete information about our funds, including fees and expenses, please call (800) 862-7919 for prospectuses. Read them carefully before you invest.

                                                                          (1/03)

AXP Partners Select Value Fund
70100 AXP Financial Center
Minneapolis, MN 55474
americanexpress.com

--------------------------------------------------------------------------------
(logo)                                                                   (logo)
American                                                                AMERICAN
      Express(R)                                                      EXPRESS(R)
  Partners Funds
--------------------------------------------------------------------------------

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.


                                                                 S-6251 A (1/03)